Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated September 4, 2014 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 27, 2014

This supplement makes the following amendments to disclosures in the Prospectus and SAI for the Aurora Horizons Fund (the “Fund”) dated June 27, 2014.

Aurora Investment Management, L.L.C., the investment adviser to the Fund (the “Adviser”), has determined to terminate its investment sub-advisory agreement with Chicago Fundamental Investment Partners, LLC (“CFIP”).  Prior to the date of termination, which is expected to occur on or about October 15, 2014, CFIP may continue to manage a portion of the Fund’s assets while the Adviser reallocates these assets to the Fund’s other sub-advisers according to the investment strategies stated in the Prospectus.

Effective with the termination of CFIP, all references to CFIP in the Prospectus and SAI will be removed.

Please retain this Supplement with your Prospectus and SAI for future reference.